UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 26, 2013

Rio Bravo Oil, Inc.

(Exact name of registrant)

Nevada	000-54564	42-1771917
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2425 Fountain View Drive

Suite 300

Houston, TX 77057

(Address of principal executive offices and zip code)

713-787-9060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Farmout Agreements with 0947388 BC, Ltd.

On September 26, 2013, Rio Bravo Oil, Inc. (“Rio Bravo” or the “Company”) entered into two Farmout Agreements (the “Agreements”) with 0947388 BC, Ltd., a Canadian limited partnership (“Farmee”) pursuant to which the Company, as “Farmor”, agreed to farm out certain leases which it owned to Farmee for development with respect to the leased properties and subject to the terms and conditions described in the Agreement. The two Agreements comprised an agreement with respect to certain leaseholds defined as the “Hal Brown Acreage” owned by the Company (“Brown Agreement”) and an agreement with respect to certain leaseholds defined as the “Buda Acreage” owned by the Company (“Buda Agreement”).

1)	Brown Agreement.

On September 26, 2013, the Company entered into the Brown Agreement with Farmee pursuant to which the Company, as “Farmor”, agreed to farm out certain leases in the Hal Brown Acreage which it owned to Farmee for development with respect to the leased properties and subject to the terms and conditions described in the Brown Agreement.

Initial Test Well.

The Brown Agreement provides that on or before November 30, 2013, the Farmee will initially commence operations (the "spudding in" of a well) or cause to be commenced the actual drilling of a Salt Water Disposal (“SWD”) well located on the Hal Brown Acreage in Caldwell County, Texas, at Farmee's sole cost and expense, with suitable rotary equipment (the "Initial Test Well") at a legal location of Farmee's choice on the Hal Brown Acreage. Farmee shall thereafter continuously prosecute such drilling operations until the well has been drilled to a depth sufficient to electric log test the Edwards Limestone Formation (the "Objective Depth"). Thereafter, Farmee shall then commence operations for the drilling of an Edwards Limestone Horizontal Lateral Test Well ("First Edwards Lateral") on the Hal Brown Acreage at a legal location of Farmee's choice within Sixty (60) days from the logging of the Initial Test Well and drill such well at Farmee's sole cost and expense, until the well has been drilled to a sufficient depth and length of not less than 800 feet to adequately test the Edwards Limestone Formation. Failure of Farmee to timely commence operations for the drilling of the Initial Test Well and/or to timely commence operations for the drilling of the First Edwards Lateral, shall cause the Brown Agreement to terminate and the Company shall retain all prior payments as liquidated damages.

Earned Assignment.

If Farmee (a) drills the Initial Test Well and the First Edwards Lateral in accordance with all the provisions of the Brown Agreement, (b) completes and equips the same as a well capable of producing oil and/or gas in commercial quantities, and (c) complies fully with all the provisions of the Brown Agreement and subject to all the reservations and other exceptions thereof, the Company will, insofar as the Company has the right to do so and subject to the terms and conditions of the Hal Brown Acreage, assign to Farmee a Seventy Percent (70%) of Eight-Eighths (8/8ths) right, title and working interest in and to the Hal Brown Acreage, with the Company retaining an overriding royalty interest being the difference between all royalty burdens and Twenty-Five Percent (25%) therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) of Eight-Eighths (8/8ths) Net Revenue Interest in and to the Hal Brown Acreage from the surface of the earth down to the stratigraphic equivalent of the base of the deepest producing formation in the Initial Test Well and the First Edwards Lateral, less and except, any and all rights in and to the Buda Formation insofar as to Forty (40) acres surrounding the well in as near a square or rectangle as possible depending on the length of the lateral well bore displacement.

Subsequent Operations.

In the event Farmee timely pays the Company the consideration provided in the Brown Agreement and timely commences and completes drilling operations as described in the Brown Agreement, Farmee shall have the option to earn additional assignments on the acreage described in the Leases which are the subject of the Brown Agreement by continuously developing and drilling a Second SWD well followed by a Second Edwards Horizontal lateral test well with a lateral length being not less than 800 feet (Second Edwards Lateral), at Farmee's sole cost and expense, in order to adequately test the Edwards Limestone Formation at a legal location of Farmee's choice on such Leases within Sixty (60) days from the completion or abandonment of the First Edwards Lateral. In the event Farmee timely commences the drilling and completes and equips the Second SWD well and Second Edwards Lateral as a well capable of producing oil and/or gas in commercial quantities, the Company will, insofar as the Company has the right to do so, and subject to the terms and conditions of the Leases being operated thereon, assign to Farmee a Seventy Percent (70%) of Eight- Eighths (8/8ths) right, title and working interest in and to such Leases being drilled and completed, with the Company retaining an overriding royalty interest being the difference between all royalty burdens and Twenty-Five Percent (25%), therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) of Eight-Eighths (8/8ths) Net Revenue Interest in and to such Leases having been drilled and completed on from the surface of the earth down to the stratigraphic equivalent of the base of the deepest producing formation in the Second Edwards Lateral, less and except, any and all rights in and to the Buda Formation insofar as to Forty (40) acres surrounding the well in as near a square or rectangle as possible depending on the length of the lateral well bore displacement.

In the event Farmee timely commences and completes drilling operations on the Second SWD and the Second Edwards Lateral, Farmee shall have the continuing option to earn additional assignments on the acreage described under such Leases by continuously developing and drilling Edwards Horizontal Lateral Test Wells with a lateral length being not less than 800 feet ("Subsequent Wells") to adequately test the Edwards Limestone Formation on Said Leases without a lapse of no more than Sixty (60) days between the completion and/or abandonment (the date on which the completion rig is released from location) of the previous well and the commencement of operations (the date on which the well is "spudded in") on the next new well. The option of Farmee to continuously develop such Leases by the drilling of Horizontal Lateral Edwards Limestone Test Wells shall be continuous as long as there is not a lapse of more than Sixty (60) days between wells as heretofore described and at least a total of Six (6) Horizontal Lateral Edwards Limestone Tests have been drilled and completed on Said Leases within a period of Two (2) years from the date of the Brown Agreement. Upon the drilling and completion of each Edwards well capable of producing oil and gas in commercial quantities, the Company shall assign to Farmee a Seventy Percent (70%) of Eight-Eighths (8/8ths) right, title and working interest in and to all of such Leases, wells and equipment associated therewith, with the Company retaining an overriding royalty interest being the difference between all royalty burdens and Twenty-Five Percent (25%), therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) of Eight-Eighths (8/8ths) Net Revenue Interest in and to such Leases having been drilled and completed upon from the surface of the earth down to the stratigraphic equivalent of the base of the deepest producing formation in the Subsequent Wells, less and except, any and all rights in and to the Buda Formation insofar as to Forty (40) acres surrounding each well bore in as near a square or rectangle as possible depending on the length of the lateral well bore displacement.

Should Farmee fail to timely commence the drilling of Subsequent Wells and/or should Farmee fail to drill a total of Six (6) Horizontal Lateral Edwards Limestone Formation Tests and Two (2) SWD wells on Said Leases within Two (2) years from the date of the Brown Agreement, the Brown Agreement shall terminate and the Company shall be deemed to have earned all consideration previously paid by Farmee as liquidated damages, and the Company shall have no further obligation to Farmee under the terms of the Brown Agreement. Should such an event occur, Farmee shall still earn and retain its interest from the surface of the earth down to the stratigraphic equivalent of the base of the deepest producing formation in any well drilled pursuant to the Brown Agreement, less and except, any all rights in and to the Buda Formation, and insofar and only insofar as to Forty (40) acres in and to the leases and equipment surrounding each well bore in as near a square or rectangle as possible depending on the length of the lateral well bore displacement.

Capital Expenditures Limit.

Once Farmee expends the amount of US Ten Million Dollars (US$10,000,000) on the drilling, completing and equipping of the Initial Test Well, the First Edwards Lateral, the Second Edwards Lateral and/or any Subsequent Wells, all costs and expenses associated with future drilling, completing, equipping and operating of wells located on the Acreage described in the Brown Agreement shall be shared on the basis of Farmee paying Seventy Percent (70%) of all costs and expenses and the Company paying Thirty Percent (30%) of all costs and expenses regardless of production proceeds or other income Farmee may have received from the Farmout Acreage.

Consideration.

Initial Wells.

As consideration for the execution of the Brown Agreement, Farmee agreed to pay the Company on or before September 30, 2013 the sum of US$200,000.00, and thereafter every 30 days following the initial payment, Farmee shall pay the Company an additional US$200,000.00 until a total of US$1,000,000.00 has been paid to the Company. Failure of Farmee to timely pay all or part of the consideration detailed in the Brown Agreement and to timely commence operations as recited therein, shall cause the Brown Agreement to terminate and the Company shall retain any funds received to such date as a liquidated damages.

Additional Consideration.

In the event Farmee timely drills and completes six (6) Horizontal Lateral Edwards Limestone Test Wells and two (2) SWD, or a period of two (2) years lapses from the date of the Brown Agreement, whichever date occurs first, Farmee shall pay to the Company US$5,000,000 cash as additional consideration for an assignment of Seventy Percent (70%) of Eight-Eighths (8/8ths) right, title and working interest in and to all of the Leases from the surface of the earth down to the stratigraphic equivalent of the base of the deepest producing formation in any well drilled pursuant to the Brown Agreement, less and except, any and all rights to the Buda Formation. The Company shall retain an overriding royalty being the difference between all royalty burdens and Twenty-Five Percent (25%), therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) of Eight-Eighths (8/8ths) Net Revenue Interest in and to such Leases. Failure of Farmee to timely make payment of this additional consideration to the Company shall cause the Brown Agreement to terminate and no assignment shall be due and owing by the Company to Farmee as to any remaining Leases that have yet to be assigned to Farmee.

Other Terms.

Among other matters, the Brown Agreement requires that the parties enter into a mutually acceptable Joint Operating Agreement and that the parties establish an Area of Mutual Interest (“AMI”) which shall cover Caldwell County, Texas, and the parties’ interest in such AMI shall be 70% for Farmee and 30% for the Company. To the extent that either party is required to renew, release or extend any of the existing leases or purchase any new leases within the acreage that is the subject of the Brown Agreement, the Company's share of such payments shall be 30% of all costs and Farmee’s share of such payments shall be 70% of all costs. All new leases shall be taken in the name of the Company and assignment thereof to the Farmee shall be held until the completion and payment of the Additional Consideration (see above). Failure of Farmee to fulfill the terms and conditions of the Brown Agreement shall terminate all the Farmee’s rights associated with new leases taken within the AMI, save and except 40 acres earned surrounding any well drilled hereunder.

A copy of the Brown Agreement (without exhibits) is attached hereto as Exhibit 2.1 and incorporated herein by this reference.

2)	Buda Agreement.

On September 26, 2013, the Company entered into the Buda Agreement with Farmee pursuant to which the Company, as “Farmor”, agreed to farm out certain leases in the Buda Acreage which it owned to Farmee for development with respect to the leased properties and subject to the terms and conditions described in the Buda Agreement.

Initial Test Wells.

The Buda Agreement provides that the Farmee must commence drilling operations for a well at a location of Farmee's choice in the Buda Acreage and thereafter continuously prosecute such drilling operations until the well has been drilled to a depth sufficient to laterally test the Buda Formation with a lateral length of not less than 800 feet (herein referred to as the "Objective Depth") on or before February 1, 2014. Thereafter, the Farmee must commence actual drilling operations at a second test well within twelve (12) months from the date of this Agreement. The two (2) Horizontal Lateral Buda Test wells shall be located in the Buda Acreage in Caldwell County, Texas, at Farmee's sole cost and expense (the "Initial Test Wells"). Failure of Farmee to timely commence operations for the drilling of the Initial Test Wells, shall cause the Buda Agreement to terminate.

Earned Assignment.

If Farmee (a) drills the Initial Test Wells in accordance with all the provisions of the Buda Agreement, (b) completes and equips the same as a wells capable of producing oil and/or gas in commercial quantities, and (c) complies fully with all the provisions of the Buda Agreement and subject to all the reservations and other exceptions provided in the Buda Agreement, the Company will, insofar as the Company has the right to do so and subject always to the terms and conditions of the leases for the Buda Acreage, assign to Farmee a Seventy Percent (70%) of Eight-Eighths (8/8ths) right, title and working interest in and to such leases being drilled and completed on, retaining an overriding royalty interest being the difference between all royalty burdens and Twenty-Five Percent (25%) therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) of Eight-Eighths (8/8ths) Net Revenue Interest in and to such leases being drilled and completed on insofar as to the depths of the Buda Formation, and insofar only as to Forty (40) acres surrounding the wells in as near a square or rectangle as possible depending on the length of the lateral well bore displacements.

Subsequent Operations.

In the event Farmee timely commences and completes drilling operations on the Initial Test Wells, Farmee shall have the option to earn additional assignments on the acreage described under such leases by continuously developing and drilling a minimum of three (3) additional Horizontal Lateral Buda Test wells ("Subsequent Wells"), at Farmee's sole cost and expense, in order to adequately test the Buda Formation at a legal location of Farmee's choice on such leases within two (2) Years from the date of the Buda Agreement. In the event Farmee timely commences the drilling and completes and equips an additional three (3) Horizontal Lateral Buda Test Wells as wells capable of producing oil and/or gas in commercial quantities, the Company will, insofar as the Company has the right to do so, and subject always to the terms and conditions of such leases being operated thereon, assign to Farmee a Seventy Percent (70%) of Eight-Eighths (8/8ths) right, title and working interest in and to such leases having been drilled and completed on, with the Company retaining an overriding royalty interest being the difference between all royalty burdens and Twenty- Five Percent (25%), therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) of Eight-Eighths (8/8ths) Net Revenue Interest in and to such leases having been drilled and completed on, insofar as to the depths of the Buda Formation, and insofar as to Forty (40) acres surrounding the wells in as near a square or rectangle as possible depending on the length of the lateral well bore displacements.

Should Farmee fail to timely commence the drilling of the Subsequent Wells and/or should Farmee fail to drill a total of five (5) Horizontal Lateral Buda Test Wells on such leases within two (2) Years from the date of the Buda Agreement, the Buda Agreement shall terminate, and the Company shall have no further obligation to Farmee under the terms of the Buda Agreement. Should such an event occur, Farmee shall still earn and retain its interest as to the depths of the Buda Formation only in and to the leases and equipment surrounding Forty (40) acres around each well bore in as near a square or rectangle as possible depending on the length of the lateral well bore displacements.

Consideration.

Initial Wells.

As consideration for the execution of the Buda Agreement, Farmee agreed to commence operations for the drilling of two (2) Horizontal Lateral Buda Test wells within twelve (12) months from the date of the Buda Agreement, at Farmee's sole cost and expense, on the Leases described in the Buda Agreement. Failure of Farmee to timely commence operations as recited in the Buda Agreement shall cause the Buda Agreement to terminate.

Additional Consideration.

In the event Farmee drills and completes five (5) Horizontal Lateral Buda Test wells within two (2) Years from the date of the Buda Agreement, Farmee shall pay to the Company an additional US$7,000,000 within sixty (60) days from the date of completion (defined as the date the completion rig is released) of the last required subsequent earning well as additional consideration for an assignment of Seventy Percent (70%) of Eight-Eighths (8/8ths) right, title and working interest in and to the Buda Formation rights only under all of such leases. The Company shall retain an overriding royalty being the difference between all royalty burdens and Twenty- Five Percent (25%), therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) of Eight-Eighths (8/8ths) Net Revenue Interest in and to such leases. Failure of Farmee to timely make payment of this additional consideration to the Company shall cause the Buda Agreement to terminate and no assignment shall be due and owing from the Company to Farmee as to any remaining leases that have yet to be assigned to Farmee.

Reservations and Other Exceptions.

Any assignment to Farmee shall be made subject to the termsof the Buda Agreement and shall except and reserve to the Company the following:

(a)	All rights of usage, ingress and egress reasonably necessary or convenient for the full enjoyment of all rights herein reserved; and
(b)	All mineral and leasehold rights other than those which are being described in the Buda Agreement and;
(c)	An overriding royalty interest being the difference between all royalty burdens under such leases and Twenty-Five Percent (25%), therein delivering to Farmee a Fifty-Two and One-Half Percent (52.50%) Net Revenue Interest in and to such leases.

If the such leases cover less than the full mineral estate in the physical lands therein described and included in the Buda Acreage and/or if the Company owns less than the entire leasehold estate under such leases, the interests reserved to the Company shall be proportionately reduced in accord with the actual interests assigned to Farmee.

Assumption of Lease Obligation.

Except insofar as the Company agrees to pay royalties, Farmee assumes all obligations of the Company, express or implied, under such leases insofar as to rights to the Buda Formation only. Further, and notwithstanding any less stringent or otherwise different conditions or other provisions in the Buda Agreement, Farmee shall commence and conduct all operations contemplated by the Buda Agreement in accordance with the provisions of such leases, including without limitation, conditions and provisions for extending and maintaining such leases in force and effect. If any well commenced hereunder is plugged and abandoned, Farmee shall restore the surface of the land to substantially the same condition as before the commencement of operations thereon.

Other Terms.

Among other matters, the Buda Agreement requires that the parties enter into a mutually acceptable Joint Operating Agreement and that the parties establish an Area of Mutual Interest (“AMI”) which shall cover Caldwell County, Texas, and the parties’ interest in such AMI shall be 70% for Farmee and 30% for the Company. To the extent that either party is required to renew, release or extend any of the existing leases or purchase any new leases within the acreage that is the subject of the Buda Agreement, the Company's share of such payments shall be 30% of all costs and Farmee’s share of such payments shall be 70% of all costs. All new leases shall be taken in the name of the Company and assignment thereof to the Farmee shall be held until the completion and payment of the Additional Consideration (see above). Failure of Farmee to fulfill the terms and conditions of the Buda Agreement shall terminate all the Farmee’s rights associated with new leases taken within the AMI, save and except 40 acres earned surrounding any well drilled hereunder.

A copy of the Buda Agreement (without exhibits) is attached hereto as Exhibit 2.2 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 2.1.	Farmout Agreement dated as of September 26, 2013 by and between the Company and 0947388 BC, Ltd., a Canadian limited partnership with respect to the Hal Brown Acreage

Exhibit 2.2	Farmout Agreement dated as of September 26, 2013 by and between the Company and 0947388 BC, Ltd., a Canadian limited partnership with respect to the Buda Acreage

Exhibit 99.1	Press Release dated September 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO BRAVO OIL, INC.

By:	/s/ Carlos E. Buchanan II
Name:	Carlos E. Buchanan II
Title:	Chief Financial Officer

Dated:	September 26, 2013